R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s November 7, 2023 Carlyle Reports Third Quarter 2023 Financial Results

Carlyle Reports Third Quarter 2023 Financial Results NEW YORK AND WASHINGTON – November 7, 2023 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the third quarter ended September 30, 2023. Dividend The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on November 21, 2023, payable on November 29, 2023. Conference Call Carlyle will host a conference call at 8:30 a.m. EST on Tuesday, November 7, 2023, to discuss its third quarter financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on our website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across its business and conducts its operations through three business segments: Global Private Equity, Global Credit and Global Investment Solutions. With $382 billion of assets under management as of September 30, 2023, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. Carlyle employs more than 2,200 people in 28 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on X @OneCarlyle. 2 “Our portfolio continues to perform despite an increasingly complex environment, and our global investment teams remain focused on finding opportunities to generate excess alpha. I remain confident that Carlyle is well- positioned to deliver for our investors and shareholders as we build on our momentum and take action to align the firm for growth.” HARVEY M. SCHWARTZ Chief Executive Officer

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important Forward Looking Statements factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 9, 2023, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This release does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Leigh Farris Kristen Greco Ashton Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4763 daniel.harris@carlyle.com leigh.farris@carlyle.com kristen.ashton@carlyle.com

Third Quarter 2023 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Fund management fees decreased 6% in 3Q’23 and decreased 1% YTD from the comparable periods in 2022. The decrease in 3Q’23 is primarily driven by lower capital markets fees. The impacts of fundraising across our platform as well as capital deployment in funds on which management fees are based on invested capital were largely offset by the impacts of realizations in funds on which management fees are based on invested capital and a decrease in management fees from our insurance and real assets credit strategies. • Investment loss, including performance allocations, in 3Q’23 reflects the reversal of performance allocations in certain carry funds, partially offset by investment income generated by our equity method investment in the general partners of certain carry funds advised by NGP. We do not control nor advise the NGP funds. Investment loss, including performance allocations, in 3Q’23 YTD reflects 5% appreciation in our carry fund portfolio and largely offset by an investment loss of $104 million related to the dilution of our ownership in Fortitude in connection with the final drawdown against the 2022 capital raise, while investment income, including performance allocations, in 3Q’22 YTD reflects 10% appreciation in our carry portfolio partially offset by an investment loss of $177 million related to the dilution of our ownership in Fortitude in connection with the initial drawdown of the 2022 capital raise. • Equity-based compensation increased in 3Q’23 and YTD 3Q’23 from the comparable periods in 2022, driven by equity awards granted in 1Q’23, including inducement equity awards granted to our new CEO in February. • General, administrative and other expenses decreased 4% in 3Q’23 and increased 22% YTD from the comparable periods in 2022. The quarter-over-quarter decrease was primarily driven by a decrease in professional fees and external finders fees, as well as higher foreign currency translation gains partially offset by higher amortization expense, while the YTD increase was primarily due to foreign currency translation losses in the current year compared to gains in the prior year, as well as higher amortization expense on intangible assets, driven by the amortization of intangibles acquired in the CBAM and Abingworth transactions in 2022. (Dollars in millions, except per share amounts) 3Q'22 3Q'23 YTD 3Q'22 YTD 3Q'23 REVENUES Fund management fees $ 535.9 $ 502.6 $ 1,532.9 $ 1,511.2 Incentive fees 15.1 21.1 42.6 61.9 Investment income (loss), including performance allocations 422.3 (17.7) 1,846.7 (99.2) Revenue from consolidated entities 79.7 152.7 204.6 411.7 All other revenues 35.5 57.9 92.5 152.1 Total Revenues 1,088.5 716.6 3,719.3 2,037.7 EXPENSES Cash-based compensation and benefits 251.4 267.6 779.7 798.4 Equity-based compensation 54.2 64.4 139.3 186.8 Performance allocations and incentive fee related compensation 163.5 (53.9) 741.2 (40.4) General, administrative and other expenses 149.2 143.0 387.2 470.7 Expenses from consolidated entities 53.7 102.5 137.1 298.3 Interest and other non-operating expenses 27.6 31.5 82.8 92.0 Total Expenses 699.6 555.1 2,267.3 1,805.8 Net investment income (loss) of consolidated funds (30.3) (9.3) (51.0) 9.9 Income before provision for income taxes1 358.6 152.2 1,401.0 241.8 Provision (benefit) for income taxes 76.2 41.2 274.9 68.2 Net income (loss) 282.4 111.0 1,126.1 173.6 Net income attributable to non-controlling interests 1.6 29.7 28.3 90.0 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 280.8 $ 81.3 $ 1,097.8 $ 83.6 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ 0.77 $ 0.23 $ 3.04 $ 0.23 Diluted $ 0.77 $ 0.22 $ 3.00 $ 0.23 Income (loss) before provision for taxes margin2 32.9% 21.2% 37.7% 11.9 % Effective tax rate 21.2% 27.1% 19.6% 28.2 % Net performance revenues3 $ 134.6 $ (64.4) $ 605.0 $ (163.9) Carlyle Third Quarter 2023 U.S. GAAP Results Net income attributable to The Carlyle Group Inc. common stockholders was $81 million for Q3 2023, or $0.22 per share on a diluted basis 5See Notes at end of document.

Carlyle Third Quarter 2023 Highlights

Financial Measures	• Distributable Earnings ("DE") of $367 million for Q3 2023 on a pre-tax basis, or $0.87 per common share on a post-tax basis. DE of $1.0 billion or $2.38 per common share YTD • Fee Related Earnings ("FRE") of $205 million for Q3 2023 and $605 million YTD • Realized Net Performance Revenues of $150 million for Q3 2023 and $395 million YTD • Net Accrued Performance Revenues of $3.5 billion • Declared a quarterly dividend of $0.35 per common share, payable to shareholders of record as of November 21, 2023
Assets Under Management	• Total Assets Under Management: $382 billion, up 3% YTD • Fee-earning Assets Under Management: $273 billion, up 2% YTD • Perpetual Capital Fee-earning AUM: $60 billion, representing 22% of total Fee-earning AUM • Pending Fee-earning AUM: $10 billion, down 6% YTD • Available Capital for investment: $71 billion, down 2% YTD
Key Metrics	• Fundraising: $6.3 billion in Q3 2023 and $20.2 billion YTD • Invested Capital (carry funds): $4.1 billion in Q3 2023 and $12.6 billion YTD • Realized Proceeds (carry funds): $5.6 billion in Q3 2023 and $15.4 billion YTD • Carry Fund Appreciation: 2% in Q3 2023 and 5% YTD

6

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (1) Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. (2) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. The equity-based compensation below also include amounts reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations. (3) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 29. (4) The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on November 21, 2023, payable on November 29, 2023. See Notes at the end of the document for our Dividend Policy. Carlyle Third Quarter 2023 Total Segment Operating Results (Dollars in millions, except per share amounts) 3Q'22 3Q'23 YTD 3Q'22 YTD 3Q'23 SEGMENT REVENUES Fund management fees $ 514.1 $ 518.1 $ 1,484.5 $ 1,539.3 Transaction and portfolio advisory fees, net and other 35.0 11.2 93.4 45.8 Fee related performance revenues1 20.6 23.4 100.2 125.4 Total segment fee revenues 569.7 552.7 1,678.1 1,710.5 Realized performance revenues 764.8 180.4 1,521.0 680.6 Realized principal investment income 56.7 23.4 126.8 69.3 Interest income 10.5 20.1 16.5 48.3 Total Segment Revenues $ 1,401.7 $ 776.6 $ 3,342.4 $ 2,508.7 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 246.7 $ 256.0 $ 752.2 $ 805.3 Realized performance revenues related compensation 373.7 30.4 741.0 286.0 Total compensation and benefits2 620.4 286.4 1,493.2 1,091.3 General, administrative and other expenses 100.8 81.6 265.0 270.8 Depreciation and amortization expense 9.6 10.4 28.6 29.0 Interest expense 26.5 30.8 79.6 89.8 Total Segment Expenses $ 757.3 $ 409.2 $ 1,866.4 $ 1,480.9 Total Segment Revenues $ 1,401.7 $ 776.6 $ 3,342.4 $ 2,508.7 Total Segment Expenses 757.3 409.2 1,866.4 1,480.9 (=) Distributable Earnings $ 644.4 $ 367.4 $ 1,476.0 $ 1,027.8 (-) Realized Net Performance Revenues 391.1 150.0 780.0 394.6 (-) Realized Principal Investment Income 56.7 23.4 126.8 69.3 (+) Net Interest 16.0 10.7 63.1 41.5 (=) Fee Related Earnings $ 212.6 $ 204.7 $ 632.3 $ 605.4 After-tax Distributable Earnings per common share3 $ 1.42 $ 0.87 $ 3.33 $ 2.38 Dividend per common share4 $ 0.325 $ 0.35 $ 0.975 $ 1.05 Equity-based compensation $ 56.0 $ 67.3 $ 145.0 $ 195.1 7

Distributable Earnings

- Distributable Earnings were $367 million in Q3 2023 and $1.0 billion YTD
- Realized Net Performance Revenues were $150 million in Q3 2023 and $395 million YTD
  - Q3 2023 Realized Net Performance Revenues driven by NGP's twelfth energy fund*, our sixth U.S. buyout fund and our eighth U.S. Real Estate fund
- Realized Principal Investment Income was $23 million in Q3 2023 and $69 million YTD



Quarterly Distributable Earnings ($mn)
$644
$433
$272
$389
$367
3Q'22
4Q'22
1Q'23
2Q'23
3Q'23



Distributable Earnings ($mn)
$2,244
$598
$1,909
$834
$1,028
$605
2021
2022
YTD 3Q'23
Fee Related Earnings
Realized Net Performance Revenues
Realized Principal Investment Income
Net Interest

* Our investments in NGP include equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. We do not control or advise the NGP funds.

Totals may not sum due to rounding.

8

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Fee Related Earnings • Fee Related Earnings were $205 million in Q3 2023, a 4% decrease from $213 million in Q3 2022. FRE of $605 million YTD were 4% lower compared to $632 million in the prior YTD period. FRE margin was 37% in Q3 2023, flat to 37% in Q3 2022, and is 35% YTD • Fund management fees of $518 million in Q3 2023 were modestly higher compared to $514 million in Q3 2022. The positive impacts of fundraising and deployment were partially offset by a decrease in fund management fees from our insurance and real assets credit strategies in Q3 2023. Fund management fees of $1.5 billion YTD were $55 million higher compared to the prior YTD period, largely reflecting the impact of the CBAM and Abingworth transactions • Fee related performance revenues1, net of related compensation expense, were $13 million in Q3 2023 compared to $11 million in Q3 2022, with the increase driven by higher fees from our business development companies and CTAC, partially offset by a decrease in fees from our Core Plus real estate strategy (CPI). We expect fee related performance revenues from CPI to remain low in Q4 2023. Fee related performance revenues, net of related compensation expense, were $68 million and $53 million YTD 2023 and 2022, respectively • Transaction and portfolio advisory fees were 68% lower in Q3 2023 and 51% lower YTD relative to the comparable prior year periods due to lower transaction activity • Cash-based compensation & benefits were $256 million in Q3 2023, a $9 million increase from $247 million in Q3 2022, driven by an increase in headcount year-over-year. Cash-based compensation & benefits were $805 million YTD, up 7% from the prior YTD period • General & administrative expenses (G&A) were $82 million in Q3 2023, a 19% decrease from Q3 2022, primarily driven by lower professional fees and fundraising costs. G&A expenses were $271 million YTD, up 2% from the prior YTD period Quarterly Fee Related Earnings ($mn) $213 $202 $193 $207 $205 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 Fee Related Earnings ($mn) $598 $834 $605 2021 2022 YTD 3Q'23 FRE Margin2 37% 36% 35% 34% 37% 33% 37% 35% 9Totals may not sum due to rounding. See Notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Investment Performance • Our carry fund portfolio appreciated 2% across our investment platform in the third quarter, with appreciation of 5% on an LTM basis • Our Infrastructure & Natural Resources funds appreciated 5% during the quarter, reflecting continued strong performance in the energy strategies • The average annual default rates on our U.S. and European CLOs remain lower than the industry average, but have increased to 0.5% and 1.3% for LTM 3Q’23 from 0.4% and 0.2% for LTM 3Q’22, respectively, reflecting the pressure of inflation and higher financing costs on debt-service capacity. Loan level returns have increased to 3% and 4% in Q3 2023 for our U.S. and European CLOs, respectively, from 1% in Q3 2022 • Our business development companies and CTAC continue to deliver double-digit dividend yields of 10% and 11%, respectively, at September 30, 2023 10Totals may not sum due to rounding. LIQUID CREDIT Loan Level Return Average Annual Default Rate* Fair Value of Investments ($ bn) 3Q'23 LTM 3Q'23 LTM 3Q'23 Last 3 Years U.S. CLOs $38 3% 13% 0.5% 0.4% European CLOs $11 4% 14% 1.3% 0.9% CARRY FUNDS Appreciation (Depreciation) Fair Value of Investments ($ bn) 3Q'23 YTD 3Q'23 LTM 3Q'23 Total Carry Funds $188 2% 5% 5% Global Private Equity Corporate Private Equity $83 1% 3% 4% Real Estate $20 1% 2% 1% Infrastructure & Natural Resources $19 5% 8% 11% Global Credit $17 2% 8% 10% Global Investment Solutions $49 2% 9% 5% PRIVATE & OTHER CREDIT Fair Value of Investments ($ bn) Dividend Yield Business Development Companies $4 10% Carlyle Tactical Private Credit $3 11% * Last 3 Years Average Annual Default Rate excludes CBAM assets which defaulted prior to the March 2022 CBAM acquisition

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Performance Revenues Net Accrued Performance Revenues ($mn) $3,965 $3,570 $3,514 $3,514 $395 $56 4Q'22 Realized Net Performance Revenues Net Performance Revenues & Other 3Q'23 2 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q'22 3Q'23 YTD 3Q'23 Global Private Equity3 $ 3,489 $ 2,931 $ 368 Corporate Private Equity 2,314 1,773 207 Real Estate 276 256 29 Infrastructure & Natural Resources 899 903 132 Global Credit 102 144 19 Global Investment Solutions 374 440 7 Total $ 3,965 $ 3,514 $ 395 11 • Net Accrued Performance Revenues1 of $3.5 billion as of Q3 2023 declined 11% from Q4 2022 primarily reflecting YTD realizations as well as accrued carry reversals in certain funds, which more than offset the positive impact of 5% appreciation on a YTD basis • Realized Net Performance Revenues were $150 million in Q3 2023 and $395 million YTD – Realized Net Performance Revenues in the third quarter were driven by $5.6 billion in realizations, with the most significant impacts from NGP’s twelfth energy fund*, as well as our sixth U.S. buyout fund and our eighth U.S. real estate fund See Notes at end of document. Totals may not sum due to rounding. * Our investments in NGP include equity interests in NGP Management, the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. We do not control or advise the NGP funds.

Total Assets Under Management

- Total Assets Under Management[1] of $382 billion at September 30, 2023, down 1% from the prior quarter but up 3% from Q4 2022. Total AUM declined slightly from Q2 2023 due to a decrease in the value of the assets covered by the strategic advisory services agreement with Fortitude, the negative impact of the translation of our Euro denominated funds to USD as well as fund distributions, partially offset by new capital raised and modest appreciation in the period
- Available Capital[2] of $71 billion at September 30, 2023 decreased slightly from $72 billion last quarter



Segment ($bn)
YTD Change
$373
$382
3%
$63
$72
13%
$146
$150
3%
$163
$161
(2)%
4Q'22
3Q'23
GPE
GC
GIS



Product Type ($bn)[3]
TRADITIONAL CARRY FUNDS
$182
CREDIT & OTHER (Non-Carry Fund)
$76
$382BN
GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS
$72
$52
FORTITUDE



Fair Value & Available Capital ($bn)
$161
$37
$123
$150
$11
$140
$72
$23
$49
$382
$71
$311
GPE
GC
GIS
Total
Fair Value
Available Capital

See Notes at end of document. Totals may not sum due to rounding.

12

Fair Value of Investments

- Fair Value of Investments[4] of $311 billion at September 30, 2023 decreased slightly from $313 billion in the prior quarter but increased 4% YTD. The quarterly decrease is attributable to impact of the translation of our Euro denominated funds to USD, realizations, and a decrease in the value of the assets covered by the strategic advisory services agreement with Fortitude, partially offset by modest appreciation and capital deployment in the period
- Fair value in traditional carry funds of $140 billion remained flat from Q2 2023 and increased 1% YTD. The in-carry ratio of 72% was flat compared to last quarter, and down slightly from 73% at December 31, 2022
- Fair value of our public portfolio comprised 5% of the traditional carry fund value at September 30, 2023, in line with 5% in the prior quarter and down slightly from 6% at the start of the year

Fair Value of Investments By Product Type ($bn)[3]



$301
$311
$119
$123
$44
$49
$138
$140
4Q'22
3Q'23
Total
Credit & Other (Non-Carry Fund)
Global Investment Solutions Carry Funds
Traditional Carry Funds (GPE/GC)

Traditional Carry Funds



CORPORATE PRIVATE EQUITY
60%
$140BN
14%
INFRASTRUCTURE & NATURAL RESOURCES
14%
REAL ESTATE
12%
GLOBAL CREDIT

In-Carry Ratio[5]

72%

Publicly Traded

5%

Aged 4+ Years[6]

42%

See Notes at end of document. Totals may not sum due to rounding.

13

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 YTD Change 2% 11% 2% 0% $46 $7 $3 $3 FORTITUDE 22% OF TOTAL FEAUM Fee-earning Assets Under Management • Fee-earning Assets Under Management7 of $273 billion at September 30, 2023 were up 1% from the prior quarter as the activation of previously raised mandates in our AlpInvest funds and deployment in funds which charge fees on invested capital more than offset the impacts of realizations and a decrease in the fair value of assets covered by the strategic advisory services agreement with Fortitude. Fee- earning Assets Under Management increased 2% YTD • Perpetual Capital Fee-earning AUM9 of $60 billion as of September 30, 2023 represented 22% of Fee-earning AUM, and increased 2% from $58 billion as of December 31, 2022 • Pending Fee-earning AUM8 of $10 billion as of September 30, 2023 was relatively flat to December 31, 2022 as activation of fees and capital deployment in funds which charge fees on invested capital were largely offset by new mandates raised in our AlpInvest funds and capital raised in our sixth Asia Buyout fund which has yet to activate fees 14 See Notes at end of document. Totals may not sum due to rounding. $124 $46 $42 $61 $108 $107 $121 $124 $38 $42 $267 $273 GPE GC GIS 4Q'22 3Q'23 $273BN TRADITIONAL CARRY FUNDS GLOBAL INVESTMENT SOLUTIONS CARRY FUNDS CREDIT & OTHER (Non-Carry Fund) $60BN Product Type ($bn)3Segment ($bn) OTHER DIRECT LENDING REAL ESTATE Perpetual Capital FEAUM ($bn) FORTITUDE

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • Fundraising was $6.3 billion in Q3 2023, driven by activity in our AlpInvest secondaries and coinvestment strategies, NGP’s newest energy fund*, and the closing of our latest vintage U.S. CLO. Fundraising of $20.2 billion YTD decreased 19% compared to the prior YTD period • Invested Capital in carry funds was $4.1 billion in Q3 2023, and was led by activity in our ninth U.S. Real Estate fund, eighth U.S. Buyout fund, and our AlpInvest Secondaries funds. Invested Capital of $12.6 billion YTD decreased 55% compared to the prior YTD period • Realized Proceeds from carry funds were $5.6 billion in Q3 2023, driven by realizations in NGP’s eleventh and twelfth energy funds*, second Opportunistic Credit fund, and our AlpInvest funds. Realized Proceeds of $15.4 billion YTD decreased 39% compared to the prior YTD period FUNDRAISING INVESTED CAPITAL Carry Funds REALIZED PROCEEDS Carry Funds ($bn) 3Q'23 YTD 3Q'23 LTM 3Q'23 3Q'23 YTD 3Q'23 LTM 3Q'23 3Q'23 YTD 3Q'23 LTM 3Q'23 Total $6.3 $20.2 $25.1 $4.1 $12.6 $19.4 $5.6 $15.4 $23.9 Global Private Equity1 $1.7 $5.9 $7.0 $2.1 $5.7 $9.8 $3.7 $9.9 $15.6 Corporate Private Equity $1.0 $3.5 $4.1 $0.9 $2.3 $4.7 $0.4 $4.2 $7.9 Real Estate $0.1 $0.5 $0.6 $0.8 $2.5 $3.8 $0.2 $0.8 $1.4 Infrastructure & Natural Resources $0.6 $2.0 $2.3 $0.3 $0.9 $1.4 $3.1 $4.9 $6.3 Global Credit $2.1 $6.2 $9.6 $0.7 $2.3 $3.9 $0.6 $1.7 $2.9 Global Investment Solutions $2.4 $8.1 $8.6 $1.3 $4.6 $5.7 $1.2 $3.7 $5.4 15See Notes at end of document. Totals may not sum due to rounding. * Our investments in NGP include equity interests in NGP Management, the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. We do not control or advise the NGP funds.

Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity $105 $30 $26 $161BN (Dollars in millions) 3Q'22 3Q'23 YTD 3Q'22 YTD 3Q'23 Fund management fees $ 330.1 $ 330.1 $ 971.3 $ 987.2 Transaction and portfolio advisory fees, net and other 7.7 4.0 21.3 14.7 Fee related performance revenues 6.1 0.7 59.0 63.1 Fee Revenues $ 343.9 $ 334.8 $ 1,051.6 $ 1,065.0 Cash-based compensation and benefits 146.7 142.3 453.9 464.6 General, administration and other indirect expenses 65.3 46.0 170.1 162.2 Depreciation and amortization expense 6.3 7.1 18.9 19.7 Operating Expenses $ 218.3 $ 195.4 $ 642.9 $ 646.5 (=) Fee Related Earnings $ 125.6 $ 139.4 $ 408.7 $ 418.5 (+) Realized Performance Revenues 1 628.4 164.6 1,302.1 577.3 (-) Realized Performance Revenues Related Compensation 283.5 18.2 588.7 209.1 Realized Net Performance Revenues 344.9 146.4 713.4 368.2 (+) Realized Principal Investment Income (Loss) 46.0 14.4 94.4 39.5 (-) Net Interest 10.8 8.0 41.0 30.5 (=) Distributable Earnings $ 505.7 $ 292.2 $ 1,175.5 $ 795.7 CORPORATE PRIVATE EQUITY REAL ESTATE INFRASTRUCTURE & NATURAL RESOURCES 17 TOTAL AUM Totals may not sum due to rounding. • Fee Related Earnings of $139 million in Q3 2023 increased 11% from $126 million in Q3 2022, primarily driven by lower G&A expenses, largely due to certain non-recurring expense recoveries as well as higher FX gains, and lower professional fees and other expenses. The decrease in G&A was partially offset by a decrease in fee related performance revenues generated by CPI. Management fees in Q3 2023 were flat compared to Q3 2022, as the impacts of fundraising and deployment were offset by realizations in funds that charge fees based on invested capital. Fee Related Earnings of $419 million YTD increased 2% from $409 million in the prior YTD period • Total AUM of $161 billion decreased 1% from the prior quarter and YTD, as realizations outpaced appreciation and fundraising • Invested Capital of $2.1 billion in Q3 2023 and $5.7 billion YTD. Q3 2023 investment activity was driven by deployment in CRP IX, CP VIII and CEP V • Realized Proceeds of $3.7 billion in Q3 2023 and $9.9 billion YTD. Q3 2023 realization activity was driven by NGP XII, NGP XI and CPP II • Realized Net Performance Revenues of $146 million in Q3 2023 were primarily generated by realization events in NGP XII 1, CP VI and CRP VIII (1) Realized performance revenues generated by our equity investment in the general partners of the NGP carry funds generally represent 47.5% of realized performance revenues earned by such funds. Realized performance revenues related compensation for these funds is immaterial as the investment teams are not employed by Carlyle.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit (Dollars in millions) 3Q'22 3Q'23 YTD 3Q'22 YTD 3Q'23 Fund management fees $ 128.4 $ 128.9 $ 345.8 $ 378.4 Transaction and portfolio advisory fees, net and other 27.3 7.2 72.1 31.1 Fee related performance revenues 14.5 21.1 41.2 59.1 Fee Revenues $ 170.2 $ 157.2 $ 459.1 $ 468.6 Cash-based compensation and benefits 69.9 81.3 214.2 246.3 General, administration and other indirect expenses 26.4 26.2 70.2 73.5 Depreciation and amortization expense 2.1 2.1 6.0 5.8 Operating Expenses $ 98.4 $ 109.6 $ 290.4 $ 325.6 (=) Fee Related Earnings $ 71.8 $ 47.6 $ 168.7 $ 143.0 (+) Realized Performance Revenues 63.0 2.7 96.6 36.0 (-) Realized Performance Revenues Related Compensation 28.9 1.4 45.0 16.8 Realized Net Performance Revenues 34.1 1.3 51.6 19.2 (+) Realized Principal Investment Income (Loss) 9.2 8.0 28.2 25.2 (-) Net Interest 3.4 2.1 14.9 8.3 (=) Distributable Earnings $ 111.7 $ 54.8 $ 233.6 $ 179.1 $51 $24$15 $52 $8 LIQUID CREDIT REAL ASSETS CREDIT $150BN • Fee Related Earnings of $48 million in Q3 2023 decreased 34% compared to $72 million in Q3 2022, largely reflecting lower transaction fees, which vary with activity levels in any individual period, as well as an increase in cash-based compensation and benefits, partially offset by a $4 million increase in fee related performance revenues, net of related compensation. Fee Related Earnings of $143 million YTD decreased 15% compared to $169 million in the prior YTD period, largely attributable to lower transaction fees • Fund management fees of $129 million in Q3 2023 were relatively flat compared to $128 million in Q3 2022, as a $9 million increase in fees from private credit and liquid credit strategies was largely offset by an $8 million decrease in fund management fees from our insurance and real assets credit strategies. Fund management fees of $378 million YTD increased 9% compared to $346 million in the prior YTD period, in part reflecting the impact of the CBAM transaction in 2022 • Total AUM of $150 billion decreased 1% from Q2 2023 but increased 3% YTD, with the decrease for the quarter driven by a decrease in the fair value of assets covered by the strategic advisory services agreement with Fortitude, partially offset by fundraising and carry fund appreciation of 2% • Fundraising of $2.1 billion in Q3 2023 and $6.2 billion YTD. Q3 2023 fundraising was driven by our latest vintage opportunistic credit funds, CTAC and various managed accounts as well as the issuance of our latest U.S. CLO • Invested Capital from traditional carry funds was $0.7 billion in Q3 2023 and $2.3 billion YTD. Our Direct Lending strategy had gross originations of $0.3 billion in Q3 2023 and $1.0 billion YTD, while our Liquid Credit strategy issued $0.4 billion of new CLOs during the quarter OTHER 18 PRIVATE CREDIT TOTAL AUM FORTITUDE 1 See Notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions • Fee Related Earnings of $18 million in Q3 2023 increased 16% from $15 million in Q3 2022, driven by the activation of fees in our latest secondaries and co-investment strategies as well as fee related performance revenues, net of related compensation, partially offset by higher cash-based compensation and benefits. Fee related earnings of $44 million YTD decreased 20% from $55 million in the prior YTD period, reflecting higher external fundraising costs on new capital raised as well as an increase in headcount • Total AUM of $72 billion increased 13% YTD driven by fundraising of $8.1 billion and investment appreciation of 9%, partially offset by $3.7 billion of realized proceeds • Fundraising of $2.4 billion in Q3 2023 includes fundraising in our Secondaries and Coinvestments strategies. Fundraising YTD was $8.1 billion • Invested Capital of $1.3 billion in Q3 2023 and $4.6 billion YTD • Realized Proceeds of $1.2 billion in Q3 2023 and $3.7 billion YTD • Realized Net Performance Revenues were $2 million in Q3 2023 and $7 million YTD, compared to $12 million in Q3 2022 and $15 million in the prior YTD period • Net Accrued Performance Revenues were $440 million, an 18% increase YTD, as funds in which Carlyle has significant performance revenue ownership continue to mature and perform well (Dollars in millions) 3Q'22 3Q'23 YTD 3Q'22 YTD 3Q'23 Fund management fees $ 55.6 $ 59.1 $ 167.4 $ 173.7 Fee related performance revenues — 1.6 — 3.2 Fee Revenues $ 55.6 $ 60.7 $ 167.4 $ 176.9 Cash-based compensation and benefits 30.1 32.4 84.1 94.4 General, administration and other indirect expenses 9.1 9.4 24.7 35.1 Depreciation and amortization expense 1.2 1.2 3.7 3.5 Operating Expenses $ 40.4 $ 43.0 $ 112.5 $ 133.0 (=) Fee Related Earnings $ 15.2 $ 17.7 $ 54.9 $ 43.9 (+) Realized Performance Revenues 73.4 13.1 122.3 67.3 (-) Realized Performance Revenues Related Compensation 61.3 10.8 107.3 60.1 Realized Net Performance Revenues 12.1 2.3 15.0 7.2 (+) Realized Principal Investment Income (Loss) 1.5 1.0 4.2 4.6 (-) Net Interest 1.8 0.6 7.2 2.7 (=) Distributable Earnings $ 27.0 $ 20.4 $ 66.9 $ 53.0 $26 $20 $26 SECONDARIES & PORTFOLIO FINANCE CO-INVESTMENTS PRIMARY & OTHER2 $72BN 19See Notes at end of document. Totals may not sum due to rounding. TOTAL AUM

Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Note: Historical and quarterly results by segment available in Q3 2023 financial supplement on Carlyle's investor relations website. (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and exclude amounts related to shares issued in conjunction with a previous acquisition. (Dollars in millions, except per share amounts) 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 SEGMENT REVENUES Fund management fees $ 514.1 $ 512.4 $ 506.2 $ 515.0 $ 518.1 Transaction and portfolio advisory fees, net and other 35.0 17.7 16.4 18.2 11.2 Fee related performance revenues 20.6 29.1 28.8 73.2 23.4 Total segment fee revenues 569.7 559.2 551.4 606.4 552.7 Realized performance revenues 764.8 459.7 165.1 335.1 180.4 Realized principal investment income 56.7 23.8 23.8 22.1 23.4 Interest income 10.5 16.3 13.9 14.3 20.1 Total Segment Revenues $ 1,401.7 $ 1,059.0 $ 754.2 $ 977.9 $ 776.6 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 246.7 $ 242.0 $ 260.6 $ 288.7 $ 256.0 Realized performance revenues related compensation 373.7 241.2 95.6 160.0 30.4 Total compensation and benefits1 620.4 483.2 356.2 448.7 286.4 General, administrative and other expenses 100.8 104.8 87.5 101.7 81.6 Depreciation and amortization expense 9.6 10.3 9.9 8.7 10.4 Interest expense 26.5 27.7 29.0 30.0 30.8 Total Segment Expenses $ 757.3 $ 626.0 $ 482.6 $ 589.1 $ 409.2 Total Segment Revenues 1,401.7 1,059.0 754.2 977.9 776.6 Total Segment Expenses 757.3 626.0 482.6 589.1 409.2 (=) Distributable Earnings $ 644.4 $ 433.0 $ 271.6 $ 388.8 $ 367.4 (-) Realized Net Performance Revenues 391.1 218.5 69.5 175.1 150.0 (-) Realized Principal Investment Income 56.7 23.8 23.8 22.1 23.4 (+) Net Interest 16.0 11.4 15.1 15.7 10.7 (=) Fee Related Earnings $ 212.6 $ 202.1 $ 193.4 $ 207.3 $ 204.7 After-tax Distributable Earnings, per common share $ 1.42 $ 1.01 $ 0.63 $ 0.88 $ 0.87 Dividend per common share $ 0.325 $ 0.325 $ 0.35 $ 0.35 $ 0.35 Carlyle Third Quarter 2023 Total Segment Results Equity-based compensation $ 56.0 $ 16.9 $ 57.1 $ 70.7 $ 67.3 21

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle shareholders, including cash and equivalents, net accrued performance revenue and investments, net of debt obligations, totaled $5.4 billion at September 30, 2023 • Balance sheet cash totaled $1.3 billion as of September 30, 2023, with no balance drawn on our $1.0 billion revolving line of credit KEY BALANCE SHEET ITEMS 1 ($mn) 9/30/2023 Cash, cash equivalents and corporate treasury investments $1,325.0 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $3,514.4 Investments attributable to Carlyle shareholders3 $2,429.9 Debt obligations4 $1,854.2 Drawn revolving credit line ($1.0 billion available capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of September 30, 2023 are net of $44 million in accrued giveback obligations and $3.2 billion in accrued performance allocations and incentive fee compensation. See page 34 for a reconciliation to U.S. GAAP. (3) Investments exclude Carlyle’s equity investments in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 34 for a reconciliation to U.S. GAAP. (4) Excludes approximately $421 million in carrying value of loans used to finance CLO investments and $496 million of lease liabilities. 0.6 (0.5) (0.5) 2.1 2.4 2.4 3.9 4.0 3.5 2021 2022 3Q'23 ($1.0) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 KEY BALANCE SHEET ITEMS ($BN) Net Accrued Performance Revenues2 Investments3 Cash/Equivalents less Debt4 22

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward (Unaudited) Three Months Ended September 30, 2023 Nine Months Ended September 30, 2023 ($mn) Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity Global Credit Global Investment Solutions Total Balance, Beginning of Period $ 162,802 $ 151,539 $ 70,450 $ 384,791 $ 163,098 $ 146,302 $ 63,291 $ 372,691 Inflows1 1,741 2,180 2,401 6,322 6,032 6,328 8,083 20,443 Outflows (including realizations)2 (4,287) (852) (1,339) (6,478) (9,988) (3,988) (4,096) (18,072) Market Activity & Other3 1,182 (2,434) 1,751 499 2,216 1,568 5,079 8,863 Foreign Exchange4 (824) (361) (1,691) (2,876) (744) (138) (785) (1,667) Balance, End of Period $ 160,614 $ 150,072 $ 71,572 $ 382,258 $ 160,614 $ 150,072 $ 71,572 $ 382,258 Fee-earning AUM Roll Forward (Unaudited) Three Months Ended September 30, 2023 Nine Months Ended September 30, 2023 ($mn) Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity Global Credit Global Investment Solutions Total Balance, Beginning of Period $ 107,079 $ 126,200 $ 38,120 $ 271,399 $ 107,801 $ 121,229 $ 37,547 $ 266,577 Inflows5 1,541 1,635 7,096 10,272 5,356 4,948 9,035 19,339 Outflows (including realizations)6 (821) (858) (3,206) (4,885) (5,190) (2,239) (4,598) (12,027) Market Activity & Other7 121 (2,590) 568 (1,901) (120) 238 267 385 Foreign Exchange8 (530) (343) (985) (1,858) (457) (132) (658) (1,247) Balance, End of Period* $ 107,390 $ 124,044 $ 41,593 $ 273,027 $ 107,390 $ 124,044 $ 41,593 $ 273,027 23See Notes at end of document. Totals may not sum due to rounding. *Fee-earning AUM balances as of September 30, 2023 exclude Pending Fee-earning AUM of $10 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of September 30, 2023 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of September 30, 2023 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital (29) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 14,797 $ 7,262 49% $ 1 $ 8,275 1.1x NM NM $ — n/a n/a n/a CP VII (May 2018 / Oct 2021) $ 18,510 $ 17,740 96% $ 2,106 $ 22,160 1.4x 12% 8% $ 100 $ 1,615 1.2x 13% CP VI (May 2013 / May 2018) $ 13,000 $ 13,140 101% $ 23,745 $ 5,688 2.2x 19% 14% $ 349 $ 26,401 2.5x 22% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 28,070 $ 830 2.2x 18% 14% $ 88 $ 28,144 2.3x 20% CEP V (Oct 2018 / Sep 2024) € 6,416 € 5,291 82% € 1,433 € 5,962 1.4x 19% 10% $ 159 n/a n/a n/a CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,797 103% € 5,609 € 1,972 2.0x 18% 12% $ 183 € 5,688 2.3x 23% CEP III (Jul 2007 / Dec 2012) € 5,295 € 5,177 98% € 11,716 € 104 2.3x 19% 14% $ 11 € 11,648 2.3x 19% CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 5,710 87% $ 1,425 $ 5,998 1.3x 17% 8% $ 56 $ 916 1.8x 142% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,146 107% $ 6,360 $ 2,287 2.1x 18% 13% $ 232 $ 7,477 2.8x 26% CJP IV (Oct 2020 / Oct 2026) ¥ 258,000 ¥ 166,230 64% ¥ 12,492 ¥ 230,133 1.5x 43% 22% $ 36 ¥ 32,230 2.2x 103% CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 214,998 ¥ 38,640 2.8x 24% 17% $ 22 ¥ 203,055 3.4x 27% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 942 94% $ 383 $ 1,695 2.2x 31% 23% $ 101 $ 781 6.2x 52% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,960 $ 539 2.7x 27% 20% $ 45 $ 1,956 2.4x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,283 $ 333 26% $ — $ 348 1.0x NM NM $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,361 98% $ 3,068 $ 1,867 2.1x 21% 15% $ 115 $ 3,113 2.9x 37% CETP V (Mar 2022 / Jun 2028) € 3,180 € 739 23% € — € 770 1.0x NM NM $ — n/a n/a n/a CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,177 87% € 813 € 1,680 2.1x 40% 29% $ 85 € 788 9.3x 122% CETP III (Jul 2014 / Jul 2019) € 657 € 602 92% € 1,278 € 634 3.2x 41% 29% $ 53 € 1,288 3.4x 46% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 984 53% $ 16 $ 1,126 1.2x 10% 5% $ 5 n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,185 89% $ 1,427 $ 3,074 1.4x 7% 5% $ 68 $ 1,688 2.1x 16% CAGP IV (Aug 2008 / Dec 2014) $ 1,041 $ 954 92% $ 1,130 $ 85 1.3x 6% 1% $ — $ 1,128 1.3x 7% CSABF (Dec 2009 / Dec 2016) $ 776 $ 773 100% $ 540 $ 340 1.1x 2% Neg $ — $ 654 1.3x 5% All Other Active Funds & Vehicles(10) $ 19,797 n/a $ 16,559 $ 14,878 1.6x 21% 14% $ 61 $ 16,669 2.1x 33% Fully Realized Funds & Vehicles(11) (31) $ 30,816 n/a $ 74,046 $ 18 2.4x 28% 21% $ 4 $ 74,064 2.4x 28% TOTAL CORPORATE PRIVATE EQUITY(13) $ 141,800 n/a $ 184,412 $ 82,772 1.9x 25% 17% $ 1,773 $ 186,715 2.4x 27% 24See Notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of September 30, 2023 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of September 30, 2023 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital(29) Cumulative Invested Capital(1) Percent Invested Realized Value(2) Remaining Fair Value(3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback)(8) Total Fair Value(12) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP IX (Oct 2021 / Oct 2026) $ 7,987 $ 3,107 39% $ — $ 3,339 1.1x NM NM $ — n/a n/a n/a CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 5,155 94% $ 4,483 $ 4,445 1.7x 42% 26% $ 174 $ 4,517 2.1x 55% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,843 92% $ 4,909 $ 1,479 1.7x 18% 11% $ 61 $ 4,875 1.8x 22% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,173 93% $ 3,790 $ 151 1.8x 27% 18% $ 5 $ 3,709 1.9x 29% CPI (May 2016 / n/a) $ 7,665 $ 7,509 98% $ 2,297 $ 7,660 1.3x 16% 14% n/a* $ 1,376 1.7x 10% All Other Active Funds & Vehicles(14) $ 5,282 n/a $ 4,349 $ 2,786 1.4x 7% 4% $ 17 $ 4,006 1.4x 7% Fully Realized Funds & Vehicles(15) (31) $ 10,413 n/a $ 16,268 $ 5 1.6x 11% 7% $ — $ 16,273 1.6x 11% TOTAL REAL ESTATE(13) $ 37,482 n/a $ 36,097 $ 19,864 1.5x 13% 8% $ 256 $ 34,756 1.7x 13% INFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,008 44% $ 629 $ 944 1.6x 32% 14% $ 31 $ 590 2.5x NM** CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,401 96% $ 2,170 $ 2,387 1.9x 17% 10% $ 169 $ 3,446 2.8x 24% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,583 104% $ 1,199 $ 1,738 1.9x 16% 11% $ 113 $ 1,608 3.1x 31% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,836 83% $ 432 $ 2,237 1.5x 22% 12% $ 59 $ 273 1.5x 19% NGP XIII (Feb 2023 / Feb 2028) $ 1,311 $ 135 10% $ — $ 135 1.0x NM NM $ — n/a n/a n/a NGP XII (Jul 2017 / Jul 2022) $ 4,304 $ 2,972 69% $ 3,403 $ 2,747 2.1x 23% 16% $ 116 $ 3,554 3.5x 42% NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 4,985 94% $ 5,419 $ 4,414 2.0x 15% 11% $ 386 $ 7,114 2.2x 25% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,404 $ 308 1.1x 3% Neg $ — $ 3,265 1.2x 5% All Other Active Funds & Vehicles(17) $ 4,972 n/a $ 2,853 $ 4,570 1.5x 15% 12% $ 30 $ 3,202 2.3x 24% Fully Realized Funds & Vehicles(18) (31) $ 1,190 n/a $ 1,435 $ — 1.2x 3% 1% $ — $ 1,435 1.2x 3% TOTAL INFRASTRUCTURE & NATURAL RESOURCES(13) $ 24,433 n/a $ 20,944 $ 19,479 1.7x 13% 9% $ 903 $ 24,488 2.1x 16% Legacy Energy Funds(16) $ 16,741 n/a $ 24,001 $ 33 1.4x 12% 6% $ (1) $ 23,568 1.5x 14% 25See Notes at end of document. Totals may not sum due to rounding. *Net accrued fee related performance revenues for CPI of $14 million are excluded from Net Accrued Performance Revenues. These amounts will be reflected as fee related performance revenues when realized, and included in Fund level fee revenues in our segment results. **The IRR is incalculable, which occurs in instances when a distribution occurs prior to a Limited Partner capital contribution due to the use of fund-level credit facilities.

Global Credit Fund Performance (Carry Funds Only)

($ mn)

Fund (Fee Initiation Date / Stepdown Date)(28)	Committed Capital(29)	Cumulative Invested Capital(19)	Percent Invested	TOTAL INVESTMENTS As of September 30, 2023 Realized Value(2)	Remaining Fair Value(3)	MOIC (4)	Gross IRR (6)(12)	Net IRR (7)(12)	Net Accrued Carry/(Giveback)(8)
GLOBAL CREDIT CARRY FUNDS									
CCOF III (Feb 2023 / Jun 2028)	$ 1,999	$ 458	23%	$ 7	$ 486	1.1x	NM	NM	$ —
CCOF II (Nov 2020 / Oct 2025)	$ 4,425	$ 4,817	109%	$ 909	$ 4,858	1.2x	15%	10%	$ 73
CCOF I (Nov 2017 / Sep 2022)	$ 2,373	$ 3,469	146%	$ 2,889	$ 1,800	1.4x	17%	12%	$ 38
CSP IV (Apr 2016 / Dec 2020)	$ 2,500	$ 2,500	100%	$ 932	$ 2,299	1.3x	11%	5%	$ —
CSP III (Dec 2011 / Aug 2015)	$ 703	$ 703	100%	$ 931	$ 31	1.4x	18%	8%	$ —
CEMOF II (Dec 2015 / Jun 2019)	$ 1,692	$ 1,713	101%	$ 1,836	$ 332	1.3x	7%	3%	$ —
SASOF III (Nov 2014 / n/a)	$ 833	$ 991	119%	$ 1,193	$ 77	1.3x	18%	10%	$ 10
All Other Active Funds & Vehicles(20)		$ 9,206	n/a	$ 1,849	$ 7,571	1.0x	2%	0%	$ 23
Fully Realized Funds & Vehicles(21) (31)		$ 6,625	n/a	$ 8,190	$ —	1.2x	9%	3%	$ —
TOTAL GLOBAL CREDIT CARRY FUNDS		$ 30,482	n/a	$ 18,735	$ 17,455	1.2x	10%	5%	$ 144

See Notes at end of document. Totals may not sum due to rounding.

26

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of September 30, 2023 GLOBAL INVESTMENT SOLUTIONS(22)(26) Vintage Year Fund Size Cumulative Invested Capital (1)(23) Realized Value (23) Remaining Fair Value(23) Total Fair Value(9)(23) MOIC(4) Gross IRR (12)(24) Net IRR (12)(27) Net Accrued Carry/(Giveback) (8)(30) Secondaries and Portfolio Finance ASF VIII 2023 $ 3,891 $ 41 $ — $ 254 $ 254 NM NM NM $ — ASF VII 2020 $ 6,769 $ 4,117 $ 820 $ 5,001 $ 5,821 1.4x 27% 20% $ 68 ASF VII - SMAs 2020 € 2,006 € 1,452 € 312 € 1,761 € 2,073 1.4x 27% 23% $ 27 ASF VI 2017 $ 3,333 $ 3,094 $ 2,824 $ 1,965 $ 4,789 1.5x 18% 14% $ 56 ASF VI - SMAs 2017 € 2,817 € 2,746 € 2,061 € 2,308 € 4,369 1.6x 16% 15% $ 44 ASF V 2012 $ 756 $ 649 $ 983 $ 196 $ 1,179 1.8x 19% 15% $ 8 ASF V - SMAs 2012 € 3,916 € 4,182 € 6,983 € 840 € 7,823 1.9x 21% 20% $ 15 SMAs 2009-2011 2010 € 1,859 € 2,053 € 3,481 € 71 € 3,552 1.7x 19% 18% $ — All Other Active Funds & Vehicles (25) Various $ 1,084 $ 503 $ 956 $ 1,459 1.3x 23% 21% $ 10 Fully Realized Funds & Vehicles Various € 4,363 € 7,147 € 37 € 7,184 1.6x 19% 18% $ — Co-Investments ACF IX 2023 $ 2,049 $ 12 $ — $ 12 $ 12 NM NM NM $ — ACF VIII 2021 $ 3,614 $ 2,844 $ 32 $ 3,323 $ 3,355 1.2x 13% 9% $ 14 ACF VIII - SMAs 2021 $ 1,060 $ 727 $ 19 $ 854 $ 873 1.2x 14% 12% $ 4 ACF VII 2017 $ 1,688 $ 1,609 $ 715 $ 2,296 $ 3,011 1.9x 18% 15% $ 50 ACF VII - SMAs 2017 € 1,452 € 1,456 € 532 € 2,016 € 2,548 1.7x 18% 15% $ 42 SMAs 2014-2016 2014 € 1,274 € 1,139 € 2,149 € 804 € 2,953 2.6x 25% 23% $ 13 SMAs 2012-2013 2012 € 1,124 € 1,089 € 2,771 € 306 € 3,077 2.8x 28% 26% $ 2 SMAs 2009-2010 2010 € 1,475 € 1,416 € 3,594 € 594 € 4,188 3.0x 23% 22% $ — Strategic SMAs Various $ 3,352 $ 1,007 $ 4,472 $ 5,479 1.6x 20% 18% $ 52 All Other Active Funds & Vehicles (25) Various € 431 € 595 € 83 € 679 1.6x 16% 14% $ 2 Fully Realized Funds & Vehicles Various € 5,884 € 10,096 € 1 € 10,097 1.7x 14% 12% $ — Primary Investments SMAs 2021-2023 2021 € 4,371 € 580 € 6 € 630 € 635 1.1x NM NM $ — SMAs 2018-2020 2018 $ 3,101 $ 1,874 $ 228 $ 2,299 $ 2,527 1.3x 17% 16% $ 1 SMAs 2015-2017 2015 € 2,501 € 2,449 € 1,987 € 2,711 € 4,698 1.9x 22% 21% $ 9 SMAs 2012-2014 2012 € 5,080 € 6,044 € 8,394 € 4,836 € 13,230 2.2x 19% 18% $ 18 SMAs 2009-2011 2009 € 4,877 € 5,856 € 10,039 € 2,670 € 12,710 2.2x 18% 17% $ 1 SMAs 2006-2008 2005 € 11,500 € 13,814 € 22,332 € 1,604 € 23,936 1.7x 10% 10% $ — SMAs 2003-2005 2003 € 4,628 € 5,204 € 8,199 € 206 € 8,405 1.6x 10% 9% $ — All Other Active Funds & Vehicles (25) Various € 1,879 € 1,778 € 362 € 2,139 1.1x 3% 2% $ — Fully Realized Funds & Vehicles Various € 5,095 € 8,289 € 43 € 8,332 1.6x 12% 11% $ — TOTAL GLOBAL INVESTMENT SOLUTIONS (USD)(13) $ 90,412 $ 113,696 $ 44,777 $ 158,473 1.8x 14% 13% $ 437 27See Notes at end of document. Totals may not sum due to rounding. “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. See Notes at end of document for further detail.

Reconciliations & Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * Our dividend policy as a Corporation is to pay quarterly dividends of $0.35 per share of common stock, or $1.40 annually (prior to the 1Q’23 dividend paid in May 2023, our policy was to pay quarterly dividends of $0.325 per share of common stock, or $1.30 annually). See Notes at the end of the document for our Dividend Policy. ** Shares eligible for dividend include 0.1 million net common shares that will be issued in November 2023 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of September 30, 2023 because they will participate in the dividend paid on common shares in November 2023. (Dollars in millions, except per share data and where noted) 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 YTD 3Q'22 YTD 3Q'23 QoQ YoY YTD FEE RELATED EARNINGS $ 212.6 $ 202.1 $ 193.4 $ 207.3 $ 204.7 $ 632.3 $ 605.4 (1)% (4)% (4)% DISTRIBUTABLE EARNINGS $ 644.4 $ 433.0 $ 271.6 $ 388.8 $ 367.4 $ 1,476.0 $ 1,027.8 (6)% (43)% (30)% DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 644.4 $ 433.0 $ 271.6 $ 388.8 $ 367.4 $ 1,476.0 $ 1,027.8 Less: Estimated current corporate, foreign, state and local taxes1 128.2 66.1 42.2 68.9 52.1 266.7 163.2 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 516.2 $ 366.9 $ 229.4 $ 319.9 $ 315.3 $ 1,209.3 $ 864.6 Estimated DE effective tax rate2 19.9% 15.3% 15.5% 17.7% 14.2% 18.1% 15.9 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 1.42 $ 1.01 $ 0.63 $ 0.88 $ 0.87 $ 3.33 $ 2.38 Dividend per common share* $ 0.325 $ 0.325 $ 0.35 $ 0.35 $ 0.35 $ 0.975 $ 1.05 TOTAL OUTSTANDING SHARES (in millions) 363.4 362.3 362.1 360.0 360.7 363.4 360.7 Shares eligible for dividend (in millions)** 363.6 364.2 362.2 361.7 360.8 363.6 360.8 29See Notes at end of document. • Our estimated DE effective tax rate was 15.9% for YTD Q3 2023, reflecting the impact of tax deductions resulting from the vesting of restricted stock units as well as the recovery of certain tax basis step-ups and the amortization of intangible assets related to recent acquisitions

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) In connection with the initial drawdown of the March 2022 capital raise from Fortitude, the Company’s indirect ownership of Fortitude decreased from 19.9% to 13.5%. As a result of the dilution, the Company recorded a reduction in the carrying value of its equity method investment and corresponding loss of $177 million in 2Q’22. In 2Q’23, the remaining capital was called by Fortitude and the Company’s indirect ownership further decreased to 10.5%. As a result of this dilution, the Company recorded an additional reduction in carrying value and corresponding loss of $104 million. These amounts are excluded from the total segment results. (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations. (Dollars in millions) 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 YTD 3Q'22 YTD 3Q'23 FY'21 FY'22 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ 358.6 $ 171.5 $ 159.6 $ (70.0) $ 152.2 $ 1,401.0 $ 241.8 $ 4,027.5 $ 1,572.5 Adjustments: Net unrealized performance revenues 152.2 201.5 18.4 314.3 138.9 (385.2) 471.6 (1,606.2) (183.7) Unrealized principal investment (income) loss 29.9 5.0 29.0 (30.4) (17.1) 33.3 (18.5) (351.8) 38.3 Prinicpal investment loss from dilution of indirect investment in Fortitude1 — — — 104.0 — 176.9 104.0 — 176.9 Equity-based compensation2 56.0 16.9 57.1 70.7 67.3 145.0 195.1 172.9 161.9 Acquisition related charges, including amortization of intangibles and impairment 42.4 62.5 28.7 33.7 50.6 124.9 113.0 37.7 187.4 Tax (expense) benefit associated with certain foreign performance revenues 3.8 — (0.5) (0.1) (0.2) 3.0 (0.8) (17.1) 3.0 Net (income) loss attributable to non-controlling interests in consolidated entities (1.6) (31.4) (24.6) (35.7) (29.7) (28.3) (90.0) (70.5) (59.7) Debt extinguishment costs — — — — — — — 10.2 — Right-of-use asset impairment — — — — — — — 26.8 — Other adjustments 3.1 7.0 3.9 2.3 5.4 5.4 11.6 14.2 12.4 DISTRIBUTABLE EARNINGS $ 644.4 $ 433.0 $ 271.6 $ 388.8 $ 367.4 $ 1,476.0 $ 1,027.8 $ 2,243.7 $ 1,909.0 Realized net performance revenues 391.1 218.5 69.5 175.1 150.0 780.0 394.6 1,529.6 998.5 Realized principal investment income 56.7 23.8 23.8 22.1 23.4 126.8 69.3 209.5 150.6 Net interest 16.0 11.4 15.1 15.7 10.7 63.1 41.5 93.5 74.5 FEE RELATED EARNINGS $ 212.6 $ 202.1 $ 193.4 $ 207.3 $ 204.7 $ 632.3 $ 605.4 $ 598.1 $ 834.4 30

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended September 30, 2022				
Revenues	$ 1,401.7	$ 79.7	$ (392.9)	$ 1,088.5 [2]
Expenses	$ 757.3	$ 62.0	$ (119.7)	$ 699.6 [2]
Other income (loss)	$ —	$ (30.3)	$ —	$ (30.3) [3]
Distributable Earnings	$ 644.4	$ (12.6)	$ (273.2)	$ 358.6 [4]
Three Months Ended December 31, 2022				
Revenues	$ 1,059.0	$ 106.4	$ (446.0)	$ 719.4 [2]
Expenses	$ 626.0	$ 89.3	$ (157.9)	$ 557.4 [2]
Other income (loss)	$ —	$ 9.5	$ —	$ 9.5 [3]
Distributable Earnings	$ 433.0	$ 26.6	$ (288.1)	$ 171.5 [4]
Three Months Ended March 31, 2023				
Revenues	$ 754.2	$ 121.9	$ (17.1)	$ 859.0 [2]
Expenses	$ 482.6	$ 97.2	$ 123.2	$ 703.0 [2]
Other income (loss)	$ —	$ 3.6	$ —	$ 3.6 [3]
Distributable Earnings	$ 271.6	$ 28.3	$ (140.3)	$ 159.6 [4]
Three Months Ended June 30, 2023				
Revenues	$ 977.9	$ 137.1	$ (652.9)	$ 462.1 [2]
Expenses	$ 589.1	$ 116.3	$ (157.7)	$ 547.7 [2]
Other income (loss)	$ —	$ 15.6	$ —	$ 15.6 [3]
Distributable Earnings	$ 388.8	$ 36.4	$ (495.2)	$ (70.0) [4]
Three Months Ended September 30, 2023				
Revenues	$ 776.6	$ 152.7	$ (212.7)	$ 716.6 [2]
Expenses	$ 409.2	$ 111.2	$ 34.7	$ 555.1 [2]
Other income (loss)	$ —	$ (9.3)	$ —	$ (9.3) [3]
Distributable Earnings	$ 367.4	$ 32.2	$ (247.4)	$ 152.2 [4]

	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2021				
Revenues	$ 4,950.1	$ 253.2	$ 3,578.8	$ 8,782.1 [2]
Expenses	$ 2,706.4	$ 217.8	$ 1,832.9	$ 4,757.1 [2]
Other income (loss)	$ —	$ 2.5	$ —	$ 2.5 [3]
Distributable Earnings	$ 2,243.7	$ 37.9	$ 1,745.9	$ 4,027.5 [4]
Year Ended December 31, 2022				
Revenues	$ 4,401.4	$ 311.0	$ (273.7)	$ 4,438.7 [2]
Expenses	$ 2,492.4	$ 255.3	$ 77.0	$ 2,824.7 [2]
Other income (loss)	$ —	$ (41.5)	$ —	$ (41.5) [3]
Distributable Earnings	$ 1,909.0	$ 14.2	$ (350.7)	$ 1,572.5 [4]
Nine Months Ended September 30, 2022				
Revenues	$ 3,342.4	$ 204.6	$ 172.3	$ 3,719.3 [2]
Expenses	$ 1,866.4	$ 166.0	$ 234.9	$ 2,267.3 [2]
Other income (loss)	$ —	$ (51.0)	$ —	$ (51.0) [3]
Distributable Earnings	$ 1,476.0	$ (12.4)	$ (62.6)	$ 1,401.0 [4]
Nine Months Ended September 30, 2023				
Revenues	$ 2,508.7	$ 411.7	$ (882.7)	$ 2,037.7 [2]
Expenses	$ 1,480.9	$ 324.7	$ 0.2	$ 1,805.8 [2]
Other income (loss)	$ —	$ 9.9	$ —	$ 9.9 [3]
Distributable Earnings	$ 1,027.8	$ 96.9	$ (882.9)	$ 241.8 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 33.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 30.

31

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Three Months Ended September 30, 2022			
Performance revenues	$ 298.1	$ 466.7	$ 764.8
Performance revenues related compensation expense	$ 163.5	$ 210.2	$ 373.7
Net performance revenues	$ 134.6	$ 256.5	$ 391.1
Principal investment income (loss)	$ 124.2	$ (67.5)	$ 56.7
Three Months Ended December 31, 2022			
Performance revenues	$ (18.7)	$ 478.4	$ 459.7
Performance revenues related compensation expense	$ (21.3)	$ 262.5	$ 241.2
Net performance revenues	$ 2.6	$ 215.9	$ 218.5
Principal investment income (loss)	$ 70.0	$ (46.2)	$ 23.8
Three Months Ended March 31, 2023			
Performance revenues	$ 160.8	$ 4.3	$ 165.1
Performance revenues related compensation expense	$ 105.7	$ (10.1)	$ 95.6
Net performance revenues	$ 55.1	$ 14.4	$ 69.5
Principal investment income (loss)	$ 11.7	$ 12.1	$ 23.8
Three Months Ended June 30, 2023			
Performance revenues	$ (246.8)	$ 581.9	$ 335.1
Performance revenues related compensation expense	$ (92.2)	$ 252.2	$ 160.0
Net performance revenues	$ (154.6)	$ 329.7	$ 175.1
Principal investment income (loss)	$ (7.2)	$ 29.3	$ 22.1
Three Months Ended September 30, 2023			
Performance revenues	$ (118.3)	$ 298.7	$ 180.4
Performance revenues related compensation expense	$ (53.9)	$ 84.3	$ 30.4
Net performance revenues	$ (64.4)	$ 214.4	$ 150.0
Principal investment income (loss)	$ 100.6	$ (77.2)	$ 23.4

	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
Year Ended December 31, 2021			
Performance revenues	$ 6,084.6	$ (3,146.0)	$ 2,938.6
Performance revenues related compensation expense	$ 2,961.0	$ (1,552.0)	$ 1,409.0
Net performance revenues	$ 3,123.6	$ (1,594.0)	$ 1,529.6
Principal investment income (loss)	$ 637.3	$ (427.8)	$ 209.5
Year Ended December 31, 2022			
Performance revenues	$ 1,327.5	$ 653.2	$ 1,980.7
Performance revenues related compensation expense	$ 719.9	$ 262.3	$ 982.2
Net performance revenues	$ 607.6	$ 390.9	$ 998.5
Principal investment income (loss)	$ 570.5	$ (419.9)	$ 150.6
Nine Months Ended September 30, 2022			
Performance revenues	$ 1,346.2	$ 174.8	$ 1,521.0
Performance revenues related compensation expense	$ 741.2	$ (0.2)	$ 741.0
Net performance revenues	$ 605.0	$ 175.0	$ 780.0
Principal investment income (loss)	$ 500.5	$ (373.7)	$ 126.8
Nine Months Ended September 30, 2023			
Performance revenues	$ (204.3)	$ 884.9	$ 680.6
Performance revenues related compensation expense	$ (40.4)	$ 326.4	$ 286.0
Net performance revenues	$ (163.9)	$ 558.5	$ 394.6
Principal investment income (loss)	$ 105.1	$ (35.8)	$ 69.3

See Notes at end of document.

32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 YTD 3Q'22 YTD 3Q'23 FY'21 FY'22 REVENUE RECONCILING ITEMS Unrealized performance revenues $ (376.2) $ (477.3) $ (20.7) $ (600.5) $ (229.2) $ 334.8 $ (850.4) $ 3,155.6 $ (142.5) Unrealized principal investment income (loss) (29.9) (5.0) (29.0) 30.4 17.1 (33.3) 18.5 351.8 (38.3) Principal investment loss from dilution of indirect investment in Fortitude — — — (104.0) — (176.9) (104.0) — (176.9) Adjustments related to expenses associated with NGP Management and its affiliates (3.8) (3.0) (3.4) (4.1) (3.5) (9.9) (11.0) (13.7) (12.9) Tax expense (benefit) associated with certain foreign performance revenues 0.1 0.1 — — — — — 0.2 0.1 Non-controlling interests and other adjustments to present certain costs on a net basis 28.4 59.0 50.8 43.9 23.5 60.0 118.2 159.6 119.0 Elimination of revenues of Consolidated Funds (11.5) (19.8) (14.8) (18.6) (20.6) (2.4) (54.0) (74.7) (22.2) Total Revenue Reconciling Items $ (392.9) $ (446.0) $ (17.1) $ (652.9) $ (212.7) $ 172.3 $ (882.7) $ 3,578.8 $ (273.7) EXPENSE RECONCILING ITEMS Unrealized performance revenues related compensation $ (224.0) $ (275.8) $ (2.3) $ (286.2) $ (90.3) $ (50.4) $ (378.8) $ 1,549.4 $ (326.2) Equity-based compensation 56.0 16.9 57.1 70.7 67.3 145.0 195.1 172.9 161.9 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment 42.4 62.5 28.7 33.7 50.6 124.9 113.0 37.7 187.4 Tax (expense) benefit associated with certain foreign performance revenues related compensation 3.7 (0.1) (0.5) (0.1) (0.2) 3.0 (0.8) (17.3) 2.9 Non-controlling interests and other adjustments to present certain costs on a net basis 7.5 46.9 40.0 35.2 10.7 35.8 85.9 78.5 82.7 Debt extinguishment costs — — — — — — — 10.2 — Right-of-use asset impairment — — — — — — — 26.8 — Other 3.1 7.0 3.9 2.3 5.4 5.4 11.6 14.2 12.4 Elimination of expenses of Consolidated Funds (8.4) (15.3) (3.7) (13.3) (8.8) (28.8) (25.8) (39.5) (44.1) Total Expense Reconciling Items $ (119.7) $ (157.9) $ 123.2 $ (157.7) $ 34.7 $ 234.9 $ 0.2 $ 1,832.9 $ 77.0 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management, the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. The Company does not control or advise the NGP funds. (2) Of the $421.3 million in CLO borrowings as of September 30, 2023, $404.4 million are collateralized by investments attributable to The Carlyle Group Inc. The remaining CLO borrowings are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 09/30/23 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 3,765.5 Less: Amounts attributable to non-controlling interests in Consolidated Funds (159.1) Plus: Investments in Consolidated Funds, eliminated in consolidation 117.1 Less: Strategic equity method investments in NGP Management1 (372.9) Less: Investment in NGP general partners - accrued performance allocations1 (516.3) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 2,834.3 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (404.4) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 2,429.9 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 09/30/23 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 6,165.2 Plus: Accrued performance allocations from NGP Carry Funds3 516.3 Less: Net accrued performance allocations presented as fee related performance revenues (14.0) Less: Accrued performance allocation-related expense (3,182.4) Plus: Receivable for giveback obligations from current and former employees 10.1 Less: Deferred taxes on certain foreign accrued performance allocations (26.8) Less: Net accrued performance allocations attributable to non-controlling interests in consolidated entities 8.5 Plus: Net accrued performance allocations attributable to Consolidated Funds, eliminated in Consolidation 7.8 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 3,484.7 Plus/Less: Timing differences between the period when accrued performance allocations are realized and the period they are collected/distributed 29.7 NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 3,514.4 34

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 YTD 3Q'22 YTD 3Q'23 FY'21 FY’22 REVENUES Fund management fees $ 535.9 $ 497.2 $ 500.8 $ 507.8 $ 502.6 $ 1,532.9 $ 1,511.2 $ 1,667.5 $ 2,030.1 Incentive fees 15.1 21.1 19.8 21.0 21.1 42.6 61.9 48.8 63.7 Investment income Performance allocations 298.1 (18.7) 160.8 (246.8) (118.3) 1,346.2 (204.3) 6,084.6 1,327.5 Principal investment income (loss) 124.2 70.0 11.7 (7.2) 100.6 500.5 105.1 637.3 570.5 Total investment income (loss) 422.3 51.3 172.5 (254.0) (17.7) 1,846.7 (99.2) 6,721.9 1,898.0 Interest and other income 35.5 43.4 44.0 50.2 57.9 92.5 152.1 90.7 135.9 Interest and other income of Consolidated Funds 79.7 106.4 121.9 137.1 152.7 204.6 411.7 253.2 311.0 Total Revenues 1,088.5 719.4 859.0 462.1 716.6 3,719.3 2,037.7 8,782.1 4,438.7 EXPENSES Compensation and benefits Cash-based compensation and benefits 251.4 272.3 260.2 270.6 267.6 779.7 798.4 908.0 1,052.0 Equity-based compensation 54.2 14.7 54.4 68.0 64.4 139.3 186.8 163.1 154.0 Performance allocations and incentive fee related compensation 163.5 (21.3) 105.7 (92.2) (53.9) 741.2 (40.4) 2,961.0 719.9 Total compensation and benefits 469.1 265.7 420.3 246.4 278.1 1,660.2 944.8 4,032.1 1,925.9 General, administrative and other expenses 149.2 188.6 159.2 168.5 143.0 387.2 470.7 431.7 575.8 Interest 27.3 28.4 29.7 30.7 31.4 82.0 91.8 113.3 110.4 Interest and other expenses of Consolidated Funds 53.7 74.5 93.7 102.1 102.5 137.1 298.3 178.5 211.6 Other non-operating expenses (income) 0.3 0.2 0.1 — 0.1 0.8 0.2 1.5 1.0 Total Expenses 699.6 557.4 703.0 547.7 555.1 2,267.3 1,805.8 4,757.1 2,824.7 Net investment income (loss) of consolidated funds (30.3) 9.5 3.6 15.6 (9.3) (51.0) 9.9 2.5 (41.5) Income (loss) before provision for income taxes 358.6 171.5 159.6 (70.0) 152.2 1,401.0 241.8 4,027.5 1,572.5 Provision (benefit) for income taxes 76.2 12.9 34.3 (7.3) 41.2 274.9 68.2 982.3 287.8 Net income (loss) 282.4 158.6 125.3 (62.7) 111.0 1,126.1 173.6 3,045.2 1,284.7 Net income (loss) attributable to non-controlling interests in consolidated entities 1.6 31.4 24.6 35.7 29.7 28.3 90.0 70.5 59.7 Net income (loss) attributable to The Carlyle Group Inc. $ 280.8 $ 127.2 $ 100.7 $ (98.4) $ 81.3 $ 1,097.8 $ 83.6 $ 2,974.7 $ 1,225.0 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ 0.77 $ 0.35 $ 0.28 $ (0.27) $ 0.23 $ 3.04 $ 0.23 $ 8.37 $ 3.39 Diluted $ 0.77 $ 0.35 $ 0.28 $ (0.27) $ 0.22 $ 3.00 $ 0.23 $ 8.20 $ 3.35 Weighted-average common shares (in millions) Basic 362.9 363.1 362.9 361.3 360.6 360.7 361.6 355.2 361.3 Diluted 366.8 366.6 365.4 361.3 363.7 365.4 364.1 362.6 365.7 Income before provision for income taxes margin 32.9% 23.8% 18.6% (15.1) % 21.2% 37.7% 11.9% 45.9% 35.4% 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of September 30, 2023 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,267.7 $ — $ — $ 1,267.7 Cash and cash equivalents of Consolidated Funds — 352.3 — 352.3 Restricted cash 4.5 — — 4.5 Corporate treasury investments 57.3 — — 57.3 Investments, including performance allocations of $6,209.2 million 10,099.6 — (124.9) 9,974.7 Investments of Consolidated Funds — 7,059.2 — 7,059.2 Due from affiliates and other receivables, net 1,004.1 — (315.8) 688.3 Due from affiliates and other receivables of Consolidated Funds, net — 131.7 — 131.7 Fixed assets, net 154.8 — — 154.8 Lease right-of-use assets, net 337.4 — — 337.4 Deposits and other 109.5 10.4 — 119.9 Intangible assets, net 796.0 — — 796.0 Deferred tax assets 13.5 — — 13.5 Total assets $ 13,844.4 $ 7,553.6 $ (440.7) $ 20,957.3 LIABILITIES & EQUITY Debt obligations $ 2,275.5 $ — $ — $ 2,275.5 Loans payable of Consolidated Funds — 6,729.0 (309.8) 6,419.2 Accounts payable, accrued expenses and other liabilities 263.5 — — 263.5 Accrued compensation and benefits 3,694.4 — — 3,694.4 Due to affiliates 283.9 6.1 — 290.0 Deferred revenue 413.8 — — 413.8 Deferred tax liabilities 276.2 — — 276.2 Other liabilities of Consolidated Funds — 280.0 (0.1) 279.9 Lease liabilities 496.0 — — 496.0 Accrued giveback obligations 44.0 — — 44.0 Total liabilities 7,747.3 7,015.1 (309.9) 14,452.5 Total equity 6,097.1 538.5 (130.8) 6,504.8 Total liabilities and equity $ 13,844.4 $ 7,553.6 $ (440.7) $ 20,957.3 GAAP Balance Sheet (Unaudited) 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy In February 2023, our Board of Directors approved an increase in the anticipated common stock dividend to an annual rate of $1.40 per share ($0.35 per common share on a quarterly basis), commencing with the first quarter 2023 dividend paid in May 2023. Prior to the first quarter 2023 dividend, our dividend policy for our common stock was an annual rate of $1.30 per share of common stock ($0.325 per common share on a quarterly basis). The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our amended and restated certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 30. (2) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) Fee related performance revenues represent the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on realization events, and which have no risk of giveback. (2) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Notes on Performance Revenues (Page 11) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with, our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 34. (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. A reconciliation of performance revenues to realized net performance revenues is included on page 32. (3) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Notes on Assets Under Management (Pages 12-14) (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. We also include the NGP funds, which are advised by NGP. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes certain managed account vehicles. Total AUM for Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and a third-party strategic investor. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Global Private Equity and Global Credit), which is accruing performance revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. 37

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Assets Under Management (Pages 12-14) (continued) (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q3 2019 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which management fees would be called, if called on the effective reporting date. We include Fee-earning AUM on the NGP funds, which are advised by NGP. (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. (9) “Perpetual Capital” refers to the assets we manage or advise which have an indefinite term and for which there is no immediate requirement to return capital to investors upon the realization of investments made with such capital, except as required by applicable law. Perpetual Capital may be materially reduced or terminated under certain conditions, including reductions from changes in valuations and payments to investors, including through elections by investors to redeem their investments, dividend payments, and other payment obligations, as well as the termination of or failure to renew the respective investment advisory agreements. Perpetual Capital includes: (a) assets managed under the strategic advisory services agreement with Fortitude, (b) our Core Plus real estate fund, (c) our business development companies and certain other direct lending products, (d) our Interval Fund (“CTAC”) and (e) our retail-oriented product Carlyle AlpInvest Private Markets Fund (“CAPM”). Note on Key Metrics Activity (Page 15) (1) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Note on Segment Highlights (Pages 17-19) (1) Fortitude includes $6 billion related to the investment in Fortitude by Carlyle FRL and a third-party strategic investor. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Fortitude AUM as well as in the AUM of the strategy in which they are invested. (2) Includes Mezzanine funds and CAPM. Notes on Total AUM Roll Forward (Page 23) (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to AUM, while corresponding fundraising will not be recognized until CLO issuance. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, and separately managed accounts, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. Notes on Fee-earning AUM Roll Forward (Page 23) (5) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (6) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee- earning AUM. (7) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as well as activity of funds with fees based on gross asset value. (8) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 24-27) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/ Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance revenue balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: MENA, CCI, CSSAF I, CPF I, CAP Growth I, CAP Growth II, CBPF II, CEP II, ABV 8 and ACCD 2. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CAP I, CAP II, CAP III, CBPF I, CJP I, CJP II, CMG, CVP I, CVP II, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III, CEOF I and Mexico. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, CER II and CEREP III. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRP IV, CRP V, CRCP I, CAREP I, CAREP II, CEREP I, and CEREP II. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, NGP RP I, NGP RP II, NGP ETP IV, CPOCP, CRSEF and CRSEF II. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. (19) Represents the original cost of investments since the inception of the fund. For CSP III and CSP IV, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CALF, and CICF. 39

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 24-27) (continued) (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CSP II, CEMOF I, CSC, CMP I, CMP II, SASOF II, and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by AlpInvest. Excluded from the performance information shown are: (a) investments that were not originated by AlpInvest (i.e., AlpInvest did not make the original investment decision or recommendation); (b) Direct Investments, which was spun off from AlpInvest in 2005; (c) Carlyle AlpInvest Private Markets Fund; and (d) LP co-investment vehicles managed by AlpInvest. As of September 30, 2023, these excluded portfolios amounted to approximately $4.0 billion of AUM in the aggregate. (23) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (24) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest level. (25) Includes AlpInvest Atom Fund, all mezzanine investment portfolios, all ‘clean technology’ private equity investment portfolios, all strategic portfolio finance portfolios, ASF VIII - SMAs, ACF IX - SMAs, and any state-focused investment mandate portfolios. (26) “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands forAlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. Co-Investments SMAs 2014-2016 does not include two SMAs that started in 2016 but invested a substantial majority alongside ACF VII. These two SMAs have instead been grouped with ACF VII - SMAs. An SMA may pursue multiple investment strategies and make commitments over multiple years. (27) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (28) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Funds without a listed Fee Initiation Date and Stepdown Date have not yet initiated fees. (29) All amounts shown represent total capital commitments as of September 30, 2023. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Capital Committed for CEMOF II reflects original committed capital of $2.8 billion, less $1.1 billion in commitments which were extinguished following a Key Person Event. (30) Net accrued carry excludes $3 million of net accrued carry as of September 30, 2023, which was retained as part of the sale of Metropolitan Real Estate on April 1, 2021. (31) Funds are included when all investments have been realized. There may be remaining fair value and net accrued carry where there are outstanding escrow balances or undistributed proceeds. Notes on Reconciliation for Distributable Earnings per Share (Page 29) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Notes on Reconciliation of GAAP to Total Segment Information (Page 32) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from the dilution of the indirect investment in Fortitude. 40